UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): December 1, 2011

Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7 The Woodlands, Texas 77380 (Address of principal executive offices and zip code)
(281) 719-3400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

The information in this Current Report is being furnished pursuant to Item 7.01 of Form 8-K and, according to general instruction B.2. thereunder, the information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

On November 14, 2011, Repros Therapeutics Inc. (the “Company”) announced that it will present a clinical and regulatory update for both its Proellex® and Androxal® programs at the 6th Annual Therapeutics Area Partnerships Conference (the “Conference”) in Boston, Massachusetts on Thursday, December 1, 2011.  The Company is furnishing herewith as Exhibit 99.1 a copy of a slideshow presentation that it intends to present at the Conference.  These slides contain statements that are “forward-looking statements” subject to the cautionary statement about forward-looking statements set forth therein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Repros Therapeutics Slideshow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.

Date: December 1, 2011	By:	/s/ Joseph S. Podolski
Joseph S. Podolski
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Repros Therapeutics Slideshow